Exhibit 77(q)(1)

Exhibits

(a)(1)  Amendment #54 dated July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding the creation of the ING Retirement Portfolios - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(a)(2)  Amendment No. 55 dated July 20, 2009  to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding , Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 shares - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(a)(3)  Amendment No. 56 dated August 10, 2009  to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding the abolition of ING AllianceBernstein Mid Cap Growth Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio - Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(a)(4)  Amendment No. 57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding the dissolution of ING Disciplined Small Cap Value Portfolio - Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(a)(5)  Plan of Liquidation dated October 23, 2009 regarding the liquidation of ING Multi-Manager International Small Cap Portfolio - Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(a)(6)  Amendment No. 58 dated October 26, 2009 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding the dissolution of the ING LifeStyle Portfolios - Filed herein.

(a)(7)  Amendment No. 59 dated November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust regarding the creation of Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio - Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(e)(1)  Reduction Letter dated May 1, 2009 regarding ING Global Real Estate Portfolio to the Management Agreement dated February 25, 2004 between ING Investors rust and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(2)  Amended Schedule A dated November 2009 regarding ING Global Real Estate Portfolio to the Management Agreement dated February 25, 2004 between ING Investors Trust and ING Investments LLC – Filed herein.

(e)(3)  Amended Schedule A dated August 12, 2009 to the Amended and Restated Management Agreement dated April 29, 2005 as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(e)(4)  Amended Schedule A dated November, 2009 to the Amended and Restated Management Agreement dated April 29, 2005 as amended and restated January 1, 2007 – Filed herein

(e)(5)   Waiver Letter dated May 13, 2009 regarding ING Van Kampen Global Tactical Asset Allocation Portfolio to the Amended and Restated Management Agreement October 24, 1997, as amended May 24, 2002 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on Form N-1A on November 25, 2009 and incorporated herein by reference.

(e)(6)  Reduction Letter dated September 6, 2009 to the Management Agreement between ING Investors Trust and Directed Services LLC dated October 25, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 with respect to ING Pioneer Mid Cap Value Portfolio – Filed herein.

(e)(7)  Amended Schedule A and Schedule B dated November 2009 to the Management Agreement between ING Investors Trust and Directed Services LLC dated October 25, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 – Filed herein.

(e)(8)  Sub-Advisory Agreement dated September 29, 2009 between Directed Services LLC and Artio Global Management LLC with respect to ING Foreign Portfolio – Filed herein.

(e)(9)  Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities LP with respect to ING Clarion Real Estate Portfolio –  Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(e)(10)  Amended Schedule A and Schedule B dated November 2009 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 as amended and restated May 2, 2005 between ING Investors Trust and Fidelity Management & Research Company – Filed herein.

(e)(11)  Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co – Filed herein.

(e)(12)  Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between Directed Services, Inc. and J.P. Morgan Investment Management, Inc. – Filed herein.

(e)(13)  Amended Schedule A and Schedule B dated November 2009 to the Portfolio Management Agreement dated May 1, 2002 between Directed Services, Inc. and Morgan Stanley Investment Management, Inc. d/b/a/ Van Kampen – Filed herein.

(e)(14)  Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. – Filed herein.

(e)(15)  Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management LLC – Filed herein.

(e)(16)  Amended Schedule A and Schedule B dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management LLC – Filed herein.